SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            June 28, 2013
                            Date of Report
                  (Date of Earliest Event Reported)

                   FORDGATE ACQUISITION CORPORATION
         (Exact Name of Registrant as Specified in its Charter)


Delaware                       000-54826               46-1856166
(State or other
jurisdiction          (Commission File Number)       (IRS Employer
of incorporation)                                  Identification No.)

                     909 Sahara Trail, Suite C
                         Poland, Ohio 44514
             (Address of Principal Executive Offices)

                        215 Apolena Avenue
                  Newport Beach, California 92662
           (Former Address of Principal Executive Offices)

                          330/742-4020
                 (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On June 28, 2013, Fordgate Acquisition Corporation (the "Registrant" or the "Company") issued 1,000,000 shares of its common stock pursuant to
Section 4(2) of the Securities Act of 1933 at par representing 67% of the total outstanding 1,500,000 shares of common stock.

ITEM 5.01     Changes in Control of Registrant

    On June 27, 2013, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on October 10, 2012 as supplemented by the information contained in this report.

     New management anticipates that the Registrant will combine with Krinos Holdings, Inc., a diversified financial services firm designed to provide innovative financial advisory services to individuals, businesses, and employees in both the private and public sectors. Krinos Holdings, Inc.is the parent company of Krinos Financial Group, Inc., Krinos Insurance Group, Inc., Krinos Investment Group, Inc., Krinos Venture Capital Co., Krinos Trust Company and Krinos Wealth Management, Inc. These companies offer total financial advisory services in addition to and including insurance services, private equity and hedge fund management, wealth management, IRA administration, and estate coordination, trust and trustee services.

ITEM 5.02     Departure of Directors or Principal Officers; Election of
              Directors

    On June 27, 2013, James M. Cassidy resigned as the Registrant's president, secretary and director.

    On June 27, 2013, James McKillop resigned as the Registrant's vice president and director.

    On Jun e 27, 2013, the following individuals were named as the directors of the Registrant:

              George N. Krinos

    On June 27, 2013, the following individuals were appointed to the following offices of the Registrant:

              George N. Krinos         President, secretary

    From 2007 to 2009, George N. Krinos was an independent registered representative with Broker Dealer Financial Services Corporation, West
Des Moines, Iowa, and from 2009 to 2010 with Crown Capital Securities offering securities products to potential investors and providing and managing investment and insurance products for over one hundred clients. During this time, he was the sole owner of Krinos Financial Group, Inc., an insurance agency providing a wide variety of insurance products. At the end of 2010, Mr. Krinos registered Krinos Financial Group, Inc. as a Registered Investment Advisory firm in the State of Ohio offering fee-based money management along with insurance products. Mr. Krinos subsequently closed Krinos Financial Group at the end of 2011 and in early 2012 established Krinos Holdings, Inc., which serves as the parent company of: Krinos Financial Group Ltd, Inc., offering financial advisory services; Krinos Insurance Group, Inc., offering insurance services:
Krinos Venture Capital Co., offering private equity and hedge funds;
and Krinos Wealth Management, Inc., offering third-party administration services for self-directed IRA owners. Krinos Financial Group LTD, Inc. currently has approximately $20 Million in assets under management.
Krinos Financial Group is currently registered with the Securities and Exchange Commission as a financial advisory firm and is in process of converting to a state-registered firm in the State of Ohio. Since 2002, Mr. Krinos has held FINRA regulatory licenses Series 7 and Series
63 and Ohio Resident Life & Health Insurance License.


                     SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             FORDGATE ACQUISITION CORPORATION.


Date: June 28, 2013          /s/ George N. Krinos
                             President